SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): April 29, 1997

                           Celebrity Entertainment, Inc.
             (Exact name of registrant as specified in its charter)

Delaware                           0-19196                      11-2880337
(State or other jurisdiction      (Commission                  (IRS Employer
of incorporation)                 File Number)              Identification No.)

               214 Brazilian Ave., Suite 300, Palm Beach, FL 33480
             (Address of principal executive offices)    (Zip Code)

                                 (561) 659-3832
               Registrant's telephone number, including area code


         (Former name or former address, if changed since last report.)

Item 4.  Changes in Registrant's Certifying Accountant

(a)(1) Resignation of Certifying Accountants

     (i) On April 29, 1997, BDO Seidman, LLP ("BDO"), the independent auditors of the Registrant, notified the Registrant that it was resigning, effective immediately.

     (ii) BDO was conducting an audit of the Company's financial statements for the year ending December 31, 1996. BDO submitted its resignation to the Company prior to completion of the December 31, 1996 audit and, accordingly, did not issue a report. BDO did not state that a report on the December 31, 1996 financial statements, if issued, would contain an adverse opinion or disclaimer of opinion or would be qualified as to uncertainty, audit, scope or accounting principles.

     The accountants' report of BDO on the financial statements of the Registrant for the years ended December 31, 1995 and December 31, 1994 did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty (other than a going concern modification relating to the reports for those years), audit scope, or accounting principles.

     (iii) BDO's resignation was not approved or recommended by the Registrant's Board of Directors, audit committee or similar committee of the Board of Directors.

     (iv) During the two years ended December 31, 1995 and the subsequent period through April 29, 1997, (a) there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to BDO's satisfaction would have caused BDO to make reference in connection with its report to the subject matter of the disagreement, and (b) BDO has not advised the Registrant of any reportable events as defined in paragraphs (1) through
(3) of Regulation S-B Item 304(a)(1)(iv)(B).

(a)(2) Engagement of New Accountants

On April 30, 1997, the Company engaged the firm of Holyfield Associates, P.A. ("Holyfield") as its new certifying accountants. Holyfield was not consulted regarding the application of accounting principles to a specific completed or contemplated transaction; or the type of audit opinion to be rendered with regard to the Registrant's financial statements; or any disagreements or reportable events as such terms are used in Regulation S-B, Item 304(a)(2).

(a)(3) Copy of Disclosures.

BDO has been provided with a copy of the disclosures contained in this Form 8-K with a request that it furnish to the Registrant a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant in response to Item 304(a) of Regulation S-B, and, if not, stating the respects in which it does not agree. Attached, as an exhibit, is a copy of a letter from BDO to the Commission stating that it agrees with the statements in the Form 8-K concerning its firm.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

The following Exhibit is filed as a part of this report:

Exhibit 16.1  Letter re: change in certifying accountants.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Celebrity Entertainment, Inc.

Date: April 30, 1997                        By: /s/ J. William Metzger
                                               J. William Metzger, Exec. V.P.


EXHIBIT INDEX

Exhibit 16.1  Letter re: change in certifying accountants.